                               --  APRIL 2003  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              TO VAN KAMPEN SENIOR
                        FLOATING RATE FUND SHAREHOLDERS
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
Although we recommend that you read the complete Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issue to be voted on.
---------------------------------------
Q
       WHY IS A SHAREHOLDER MEETING BEING HELD?
A      You are being asked to vote
on a proposal to reorganize the Van Kampen Senior Floating Rate Fund into the Van Kampen Prime Rate Income Trust. The Van Kampen Senior Floating Rate Fund and the Van Kampen Prime Rate Income Trust have the same investment objective and investment policies and operate substantially similar portfolios, but the Funds have different share offering structures. The Funds are now authorized to offer multiple classes of shares of the same investment portfolio, so management of the Funds is seeking to combine the smaller Van Kampen Senior Floating Rate Fund (upon the approval of its shareholders) and the larger Van Kampen Prime Rate Income Trust, with the combined fund being renamed as the Van Kampen Senior Loan Fund. In connection with this combination, shareholders of the Van Kampen Senior Floating Rate Fund would receive new Class C Shares of the Van Kampen Prime Rate Income Trust and shareholders of the Van Kampen Prime Rate Income Trust would have their shares redesignated as Class B Shares of the Van Kampen Prime Rate Income Trust.
Q
       WHY IS THE REORGANIZATION BEING RECOMMENDED?
A      The Board of Trustees of
the Van Kampen Senior Floating Rate Fund has determined that the reorganization will benefit the Fund's shareholders. After the reorganization, shareholders will remain invested in a closed-end fund with the same management personnel and the same investment objective and investment policies as the Van Kampen Senior Floating Rate Fund. The Board anticipates that shareholders will benefit from a reduced overall operating expense ratio in the combined fund as well as increased diversification of assets.

Q
       HOW WILL THE REORGANIZATION AFFECT ME?
A      Assuming shareholders
approve the reorganization, the assets and liabilities of the Van Kampen Senior Floating Rate Fund will be combined with those of the Van Kampen Prime Rate Income Trust, and you will receive newly-issued shares -- Class C Shares -- of the Van Kampen Prime Rate Income Trust (which would be renamed as the Van Kampen Senior Loan Fund). The aggregate value of the shares you receive in the reorganization will equal the aggregate value of the shares you own immediately prior to the reorganization, less certain reorganization costs borne by the Van Kampen Senior Floating Rate Fund. No certificates for Class B or Class C Shares of the Van Kampen Prime Rate Income Trust will be issued in connection with the reorganization, although such certificates will be available upon request.
Q
       WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales load
or commission in connection with the reorganization. However, if the reorganization occurs, the costs associated with the reorganization, including costs associated with the shareholder meeting, will be allocated between the Van Kampen Senior Floating Rate Fund and Van Kampen Prime Rate Income Trust in proportion to their projected declines in total operating expenses.
Q
       WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?
A      The reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the reorganization so qualifies, in general, a shareholder of the Van Kampen Senior Floating Rate Fund will not recognize any taxable gain or loss upon receipt solely of shares of the Van Kampen Prime Rate Income Trust in connection with the reorganization. Additionally, the Van Kampen Senior Floating Rate Fund would not recognize any taxable gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Van Kampen Prime Rate Income Trust or as a result of its liquidation.
Q
       WHERE DO I CALL FOR FURTHER INFORMATION?
A      Please call Van Kampen's
Client Relations Department at 1-800-231-2808 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us".

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the reorganization issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
VAN KAMPEN SENIOR FLOATING RATE FUND
SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                      VAN KAMPEN SENIOR FLOATING RATE FUND
                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                                 (800) 231-2808

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2003

  A special meeting of shareholders of the Van Kampen Senior Floating Rate Fund will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 5, 2003 at 3:30 p.m. for the following purposes:

    1. To approve an Agreement and Plan of Reorganization pursuant to which Van Kampen Senior Floating Rate Fund would (i) transfer all of its assets and liabilities to Van Kampen Prime Rate Income Trust in exchange for Class C Shares of Van Kampen Prime Rate Income Trust, (ii) distribute such Class C Shares to its shareholders and (iii) dissolve itself.

    2. To transact such other business as may properly be presented at the meeting or any adjournment thereof.

  Shareholders of record as of the close of business on April 10, 2003 are entitled to vote at the meeting or any adjournment thereof. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy and return it promptly in the envelope provided for that purpose.

                                       For the Board of Trustees,

                                       A. Thomas Smith III
                                       Vice President and Secretary

April 10, 2003

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF TRUSTEES OF VAN KAMPEN SENIOR FLOATING RATE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

  FOR THE REORGANIZATION AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

                             ---------------------

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                           PROXY STATEMENT/PROSPECTUS

                      VAN KAMPEN SENIOR FLOATING RATE FUND
                                1 Parkview Plaza
                     Oakbrook Terrace, Illinois 60181-5555
                                 (800) 231-2808

  This Proxy Statement/Prospectus is furnished to you as a shareholder of the Van Kampen Senior Floating Rate Fund (the "Senior Floating Rate Fund"). A special meeting of the shareholders of the Senior Floating Rate Fund will be held on June 5, 2003, to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. If shareholders are unable to attend the meeting or any adjournment thereof (the "Meeting"), the Board of Trustees requests that they vote their shares by completing and returning the enclosed proxy.

  The purposes of the Meeting are:

  1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Senior Floating Rate Fund would (i) transfer all of its assets and liabilities to the Van Kampen Prime Rate Income Trust (the "Prime Rate Fund") in exchange for Class C Shares of the Prime Rate Fund, (ii) distribute such Class C Shares to its shareholders and (iii) dissolve itself; and

  2. To transact such other business as may properly be presented at the Meeting.

  The Board of Trustees has approved a reorganization (the "Reorganization") by which the Senior Floating Rate Fund, a closed-end fund, would be reorganized into the Prime Rate Fund, a closed-end fund with the same investment objective and investment policies and the same management personnel as the Senior Floating Rate Fund. If Senior Floating Rate Fund shareholders approve the Reorganization, the Prime Rate Fund will redesignate its existing shares as Class B Shares ("Class B Shares") and create a new class of shares designated as Class C Shares ("Class C Shares"). The Prime Rate Fund will then transfer Class C Shares, par value $0.01 per share, to the Senior Floating Rate Fund in exchange for all of the assets and liabilities of the Senior Floating Rate Fund. The Senior Floating Rate Fund will then distribute to its shareholders the Class C Shares received in the Reorganization. After distributing these shares, the Senior Floating Rate Fund will dissolve itself. When the Reorganization is complete, Senior Floating Rate Fund shareholders will hold Class C Shares of the Prime Rate Fund. The aggregate value of the Class C Shares you receive in the Reorganization will equal the aggregate value of the Senior Floating Rate Fund shares you own immediately prior to the Reorganization less certain reorganization costs borne by the Senior Floating Rate Fund. After the Reorganization, the Prime Rate Fund will continue to operate as a registered closed-end investment company with the investment objective and investment policies described in this Proxy Statement/Prospectus. It is anticipated that, following the Reorganization, the Prime Rate Fund will be renamed the "Van Kampen Senior Loan Fund."

  This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Senior Floating Rate Fund should know before voting on the Reorganization Agreement and constitutes an offering of Class C Shares only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated April 10, 2003, relating to this Proxy Statement/Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A Prospectus and Statement of Additional Information containing additional information about the Prime Rate Fund, each dated November 27, 2002 (and as supplemented on December 11, 2002), have been filed with the SEC and are incorporated herein by reference. A Prospectus and Statement of Additional Information containing additional information about the Senior Floating Rate Fund, each dated November 27, 2002 (and as supplemented on December 11, 2002), have been filed with the SEC and are incorporated herein by reference. The Senior Floating Rate Fund and the Prime Rate Fund (each a "Fund," and together the "Funds") will furnish, without charge, copies of the foregoing, as well as the Funds' most recent annual reports and any more recent semi-annual reports, to any shareholder upon request. Any such request should be directed to Client Relations by calling 1-800-231-2808 (TDD users may call 1-800-421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Copies of the Funds' most recent annual and semi-annual reports can also be obtained on a website maintained by Van Kampen Investments Inc. at www.vankampen.com. Shareholders may also obtain annual and semi-annual reports and other information filed by the Funds from the SEC's reference room (1-800-SEC-0330) or from the SEC's website at www.sec.gov. The Funds' most recent annual reports and the corresponding statements of additional information are incorporated herein by reference.

  The Board of Trustees of the Senior Floating Rate Fund knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. A REPRESENTATION TO THE CONTRARY IS A CRIME.

  The date of this Proxy Statement/Prospectus is April 10, 2003.

                               TABLE OF CONTENTS

                                                                     PAGE
                                                                     ----
SUMMARY..........................................................       4
       The Proposed Reorganization...............................       4
       Background and Reasons for the Proposed Reorganization....       4
COMPARISON OF THE SENIOR FLOATING RATE FUND AND THE PRIME RATE
  FUND...........................................................       5
       Investment Objective and Investment Policies..............       5
       Purchase and Repurchase of Shares.........................       7
       Early Withdrawal Charges..................................       7
       Management of the Funds...................................       8
       Administrators of the Funds...............................       9
       Service Plan..............................................       9
       Fund Expenses.............................................       9
       Distributions.............................................      12
       Dividend Reinvestment Plan................................      12
       Capital Shares and Capitalization.........................      12
       Federal Income Tax Rules Applicable to the Funds and their
       Shareholders..............................................      13
RISK FACTORS.....................................................      14
       No Trading Market for Shares..............................      14
       Senior Loans..............................................      14
       Borrower Credit Risk......................................      16
       Investment in Non-U.S. Issuers............................      17
       Warrants, Equity Securities and Junior Debt Securities....      17
       Participations............................................      17
       Fund Borrowings...........................................      18
       Non-Diversified Status....................................      18
INFORMATION ABOUT THE REORGANIZATION.............................      18
       General...................................................      18
       Terms of the Reorganization Agreement.....................      19
       Reasons for the Reorganization............................      20
       Material Federal Income Tax Consequences of the
       Reorganization............................................      21
       Shareholder Approval......................................      22
OTHER INFORMATION ABOUT THE SENIOR FLOATING RATE FUND AND THE
  PRIME RATE FUND................................................      22
       Financial Highlights......................................      22
       Investment Policies and Risks.............................      25
       The Adviser...............................................      37
       Dividend Reinvestment Plan................................      38
       Repurchase of Shares......................................      39
       Date and Form of Organization; Organizational Documents...      44
       Net Asset Value...........................................      46
       Custodian, Dividend Disbursing Agent and Transfer Agent...      48
       Reports to Shareholders...................................      48
       Shareholder Proposals.....................................      48
       Shareholders of the Senior Floating Rate Fund and the
       Prime Rate Fund...........................................      48
       Section 16(a) Beneficial Ownership Reporting Compliance...      49
GENERAL INFORMATION ABOUT THE PROXY STATEMENT....................      49
       Voting and Meeting Requirements...........................      49
       Solicitation of Proxies...................................      50
       Information on Appraisal Rights...........................      51
       Other Matters to Come Before the Meeting..................      51
EXHIBIT I RATING INFORMATION.....................................     I-1
EXHIBIT II SECTIONS 86 THROUGH 98 OF CHAPTER 156B OF THE
  MASSACHUSETTS GENERAL LAWS (THE MASSACHUSETTS BUSINESS
  CORPORATION LAW)...............................................    II-1

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus.

THE PROPOSED REORGANIZATION

  The Board of Trustees of the Senior Floating Rate Fund has approved by unanimous vote the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

    - the transfer of all of the assets and liabilities of the Senior Floating Rate Fund to the Prime Rate Fund in exchange for Class C Shares of the Prime Rate Fund;

    - the distribution of Class C Shares to Senior Floating Rate Fund shareholders; and

    -  the dissolution of the Senior Floating Rate Fund.

  In connection with the Reorganization, the Board of Trustees of the Prime Rate Fund has approved the redesignation of the Prime Rate Fund's existing shares as Class B Shares and the creation of a new class of Class C Shares. After the Reorganization, the Prime Rate Fund will continue to operate as a registered closed-end investment company with two classes of shares, Class B Shares (held by those who presently own shares of the Prime Rate Fund) and Class C Shares (held by those who presently own shares of the Senior Floating Rate Fund). When the Reorganization is complete, Senior Floating Rate Fund shareholders will hold Class C Shares of the Prime Rate Fund. The aggregate value of the Class C Shares you receive in the Reorganization will equal the aggregate value of the Senior Floating Rate Fund shares you own immediately prior to the Reorganization less certain reorganization costs borne by the Senior Floating Rate Fund. The Senior Floating Rate Fund and the Prime Rate Fund will share, in proportion to their respective projected declines in total operating expenses, expenses of approximately $430,000 incurred in connection with the Reorganization.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

  The investment objective of each Fund is to provide a high level of current income, consistent with preservation of capital. Each Fund seeks to achieve its investment objective by investing primarily in adjustable rate senior loans ("Senior Loans"). The Funds' investment policies with respect to Senior Loans are the same. Each Fund is organized as a business trust under the laws of Massachusetts and is registered as non-diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

  The Reorganization would combine the assets of these similar Funds by reorganizing the Senior Floating Rate Fund into the Prime Rate Fund. The Board of

Trustees of the Senior Floating Rate Fund, based upon its evaluation of all relevant information, has determined that the Reorganization will benefit Senior Floating Rate Fund shareholders in several ways. By eliminating the unnecessary duplication of costs of operating separate funds, the total operating expense ratio of the Class C Shares should decline relative to the existing shares of the Senior Floating Rate Fund. Moreover, by combining the assets of the Funds, diversification of assets will increase relative to the Senior Floating Rate Fund. After considering these benefits as well as the risks and costs of the Reorganization, the Board of Trustees of the Senior Floating Rate Fund recommends that Senior Floating Rate Fund shareholders vote for the proposed Reorganization.

                  COMPARISON OF THE SENIOR FLOATING RATE FUND
                            AND THE PRIME RATE FUND

INVESTMENT OBJECTIVE AND INVESTMENT POLICIES

  The Funds have the same investment objective and policies. Each Fund seeks to provide shareholders with a high level of current income, consistent with preservation of capital. Each Fund seeks to achieve its investment objective by investing primarily in Senior Loans. Under normal market conditions, each Fund plans to invest at least 80% of its total assets in Senior Loans.

  Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities operating in a variety of industries and geographic regions ("Borrower(s)"). The interest rates on Senior Loans adjust periodically, and each Fund's portfolio of Senior Loans has at all times a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Funds believe that investing in adjustable rate Senior Loans should limit fluctuations in net asset value caused by changes in interest rates. Investors should, however, expect each Fund's net asset value to fluctuate as a result of changes in Borrower credit quality and other factors. There is no assurance that either Fund will achieve its investment objective. Investors should carefully consider the risks of investing in the Funds, including that the Funds may invest all or a substantial portion of its assets in below investment grade senior loans (often referred to as "junk securities"). See "Risk Factors."

  Senior Loans generally are negotiated between a Borrower and several financial institution lenders ("Lenders") represented by one or more Lenders acting as agent of all the Lenders ("Agent"). The Agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders (the "Loan Agreement"). The Fund may act as one of the group of original Lenders originating a Senior Loan, may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. Senior Loans may include certain foreign senior debt that is in the form of notes and not Loan Agreements.

  Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Funds' Senior Loan investments are secured by specific assets of Borrowers. Senior Loans also have contractual terms designed to protect investors.

  The Funds generally acquire Senior Loans of Borrowers that, in the judgment of the Funds' investment adviser, Van Kampen Investment Advisory Corp. (the "Adviser"), can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. Because of their protective features, the Funds and the Adviser believe that Senior Loans of Borrowers that are experiencing or are more likely to experience financial difficulty may represent attractive investment opportunities.

  BORROWER CREDIT RISK. Investing in Senior Loans does involve investment risk, and some Borrowers default on their Senior Loan payments. Each Fund may invest all or a substantial portion of its assets in below investment grade Senior Loans, which are considered speculative by rating agencies (and are often referred to as "junk securities").

  The following table sets forth the percentage of Senior Loan assets invested in rated and unrated obligations (using the higher of Standard & Poor's or Moody's Investors Service, Inc. rating categories), based on valuations as of January 31, 2003, for the Prime Rate Fund, the Senior Floating Rate Fund and, on a pro forma basis, the Prime Rate Fund as if the Reorganization had taken place on that date:

                                                    Actual              Pro Forma
                                          ---------------------------   ----------
                                            PRIME     SENIOR FLOATING     PRIME
                                          RATE FUND      RATE FUND      RATE FUND
                                          ---------   ---------------   ----------
Rated Obligations.......................    63.7%          57.1%          62.9%
  BBB/Baa...............................     1.9%           2.4%           2.0%
  BB/Ba.................................    25.1%          23.4%          24.9%
  B/B...................................    34.6%          29.7%          34.0%
  CCC/Caa...............................     2.0%           1.6%           1.9%
  D/D...................................     0.1%           0.0%           0.1%
Unrated Obligations.....................    36.3%          42.9%          37.1%

  The Funds attempt to manage borrower credit risks through selection of a varied portfolio of Senior Loans and careful analyses and monitoring of Borrowers. Nevertheless, investors should expect that each Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. See "Risk Factors -- Borrower Credit Risk."

  OTHER INVESTMENT POLICIES. Other investment policies of the Funds include the following: each Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral; each Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers provided that these Senior

Loans are U.S. dollar denominated and pay principal and interest in U.S. dollars; and each Fund may invest up to 20% of its total assets in any combination of the following: (1) warrants, equity securities and junior debt securities, in each case that are acquired in connection with the acquisition, restructuring or disposition of a Senior Loan, and (2) high quality short-term debt securities.

PURCHASE AND REPURCHASE OF SHARES

  Each Fund continuously offers its shares to the public at a price equal to net asset value through Van Kampen Funds Inc., as principal underwriter, and through selected brokers, dealers and financial services firms. If the Reorganization is completed, the Prime Rate Fund intends to continuously offer Class B Shares and Class C Shares to the public at a price equal to the net asset value of each class.

  The Funds' shares are not offered or traded in the secondary market, are not listed on any securities exchange and are not quoted on any quotation medium. No market is expected to develop for these shares. The Funds are closed-end investment companies and, as such, do not redeem their shares. An investment in either Fund should therefore be considered illiquid. In an effort to provide shareholders with an opportunity to sell their shares, each Fund has, pursuant to tender offers, repurchased a portion of its outstanding shares at the then-current net asset value per share every quarter since it began its respective operations. If the Reorganization is completed, the Prime Rate Fund intends to continue to adhere to this policy with respect to its Class B Shares and Class C Shares. There is no assurance, however, that future tender offers will in fact be undertaken or completed or, if undertaken, that they will provide sufficient liquidity for all shareholders who may desire to sell their shares.

EARLY WITHDRAWAL CHARGES

  Although neither Fund sells shares with an initial upfront sales charge or underwriting discount, each Fund imposes an early withdrawal charge ("EWC") for shares held less than the applicable Fund's EWC holding period. The Senior Floating Rate Fund imposes an EWC of 1.00% on most shares it accepts for repurchase which have been held for less than one year. If the Reorganization is completed, Senior Floating Rate Fund shareholders will not be assessed an EWC at the time of Reorganization, although the Class C Shares they receive in the Reorganization will be subject to the same EWC schedule (i.e., 1.00% for withdrawal within the first year), with the holding period for Class C Shares based on the date the shareholder originally acquired his or her shares of the Senior Floating Rate Fund.

  The Prime Rate Fund imposes an EWC of 3.00% on most shares it accepts for repurchase within the first year after purchase, declining over time to 0.00% after the fifth year that a shareholder owns his or her shares. The Reorganization will not affect the EWC schedule for existing shares of the Prime Rate Fund, which will be redesignated in the Reorganization as Class B Shares.

MANAGEMENT OF THE FUNDS

  The Board of Trustees of each Fund is responsible for the overall supervision of the operations of each Fund and performs the various duties imposed on the Trustees of investment companies by the 1940 Act and under applicable Massachusetts law.

  Van Kampen Investment Advisory Corp. is the investment adviser for each Fund. Van Kampen Funds Inc. is the principal underwriter (the "Distributor") for each Fund. The Adviser and the Distributor are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen") and indirect wholly-owned subsidiaries of Morgan Stanley. The principal office address of the Adviser, the Distributor and Van Kampen is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

  Howard Tiffen, Managing Director of the Adviser and Vice President of the Senior Loan funds managed by the Adviser, is primarily responsible for the day-to-day management of each Fund. Mr. Tiffen has served as portfolio manager for the Funds since December 1999. Mr. Tiffen has over 30 years of investment experience and manages, as of January 31, 2003, approximately $4 billion in Senior Loan assets for Van Kampen. Mr. Tiffen is also Senior Vice President of Van Kampen Asset Management Inc. and Van Kampen Management Inc. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' senior floating rate investment management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios.

  Each Fund pays the Adviser an annualized fee (accrued daily and paid monthly) equal to the percentage of the respective Fund's average net assets as shown in the table below.

AVERAGE DAILY NET ASSETS                         PERCENT PER ANNUM
------------------------                         -----------------
First $4.0 Billion.............................       0.950%
Next $3.5 Billion..............................       0.900%
Next $2.5 Billion..............................       0.875%
Over $10.0 Billion.............................       0.850%

  If the Reorganization is completed, the Adviser will continue to receive compensation at the rate set forth in the fee schedule above applied to the average daily net assets of the combined fund.

ADMINISTRATORS OF THE FUNDS

  Van Kampen serves as administrator to the Prime Rate Fund. The Distributor serves as administrator to the Senior Floating Rate Fund. The administrator of each Fund is responsible for, among other things, monitoring Senior Loans, printing and disseminating reports to shareholders and negotiating the terms and conditions under which custodian and dividend disbursing services are provided to the Funds. Each Fund pays its administrator a monthly administrative fee at an annual rate of 0.25% of the Fund's average daily net assets. If the Reorganization is completed, Van Kampen will continue to receive compensation at the rate of 0.25% of the average daily net assets of the combined fund. In connection with the organization of the Senior Floating Rate Fund on December 19, 1997, Van Kampen, an affiliate of the Adviser, was issued 10,000 shares of the Senior Floating Rate Fund for $100,000. Van Kampen still holds these Senior Floating Rate Fund shares, and they will be exchanged for Class C Shares if the Reorganization is completed.

SERVICE PLAN

  The Senior Floating Rate Fund pays fees to the Distributor and brokers, dealers and financial services firms for the provision of personal services and/or the maintenance of shareholder accounts. These payments cannot exceed 0.25% of the Senior Floating Rate Fund's average daily net assets for any fiscal year. The Board of Trustees of the Senior Floating Rate Fund has authorized the Senior Floating Rate Fund to make quarterly service fee payments to the Distributor and such brokers, dealers and financial services firms in amounts not expected to exceed 0.15% of the Senior Floating Rate Fund's average daily net assets. The Prime Rate Fund does not pay a service plan fee on its existing shares (which are to be redesignated as Class B Shares). If the Reorganization is completed, a service plan fee will be assessed against Class C Shares only on the same terms as existing shares of the Senior Floating Rate Fund.

FUND EXPENSES

  As of January 31, 2003, the overall annualized operating expense ratio for the Senior Floating Rate Fund was 1.77%, and the overall annualized operating expense ratio for the Prime Rate Fund was 1.54%. If the Reorganization had taken place on January 31, 2003, the overall pro forma operating expense ratios for the Class C Shares and Class B Shares would have been 1.68% and 1.53%, respectively.

    FEE AND EXPENSE TABLE FOR SHAREHOLDERS OF THE SENIOR FLOATING RATE FUND,
            THE PRIME RATE FUND AND PRO FORMA AS OF JANUARY 31, 2003

  The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Funds.

                                        Actual                       Pro Forma
                                 ---------------------   ---------------------------------
                                                                  PRIME RATE FUND
                                                         CLASS C SHARES    CLASS B SHARES
                                                           (ISSUED TO       (REDESIGNATED
                                  SENIOR                 SENIOR FLOATING   EXISTING SHARES
                                 FLOATING      PRIME        RATE FUND         OF PRIME
                                 RATE FUND   RATE FUND    SHAREHOLDERS)      RATE FUND)
                                 ---------   ---------   ---------------   ---------------
Shareholder Transaction
Expenses
  Sales Load...................     None        None           None              None
  Dividend Reinvestment Plan
    Fees.......................     None        None           None              None
  Maximum Early Withdrawal
    Charge.....................    1.00%(1)    3.00%(2)       1.00%(1)          3.00%(2)
Annual Operating Expenses
(as a percentage of net assets
attributable to common shares)
  Investment Advisory Fees.....    0.95%       0.95%          0.95%             0.95%
  Administrative Expenses......    0.25%       0.25%          0.25%             0.25%
  Service Plan.................    0.15%(3)    0.00%          0.15%(3)          0.00%
  Other Expenses...............    0.42%       0.34%          0.33%(4)          0.33%(4)
                                   =====       =====          =====             =====
  Total Annual Operating
    Expenses...................    1.77%       1.54%          1.68%             1.53%

---------------

(1) The Senior Floating Rate Fund imposes an EWC of 1.00% on most shares it accepts for repurchase which have been held for less than one year. If the Reorganization is approved, Senior Floating Rate Fund shareholders will not be assessed an EWC at the time of Reorganization, although the Class C Shares they receive in the Reorganization will be subject to the same EWC schedule (i.e., 1% for withdrawal within the first year), with the holding period for Class C Shares based on the date the shareholder originally acquired his or her shares of the Senior Floating Rate Fund. See "Other Information about the Senior Floating Rate Fund and the Prime Rate
    Fund -- Repurchase of Shares."

(2) The Prime Rate Fund imposes an EWC of 3.00% on most shares it accepts for repurchase within the first year after purchase, declining over time to 0.00% after the fifth year. The Reorganization will not affect the EWC schedule for existing shares of the Prime Rate Fund, which will be redesignated in the Reorganization as Class B Shares. See "Other Information about the Senior Floating Rate Fund and the Prime Rate Fund -- Repurchase of Shares."

(3) The Senior Floating Rate Fund pays, and the Class C Shares will pay, service fees pursuant to a service plan for the provision of personal services and/or maintenance of shareholder accounts. See "Comparison of the Senior Floating Rate Fund and the Prime Rate Fund -- Service Plan."

(4) The reduction in Other Expenses for Class B and Class C Shares of the Prime Rate Fund after the Reorganization is attributable to the economies of scale achieved in combining two separate funds into one fund.

EXAMPLE. An investor would pay expenses set forth in the tables below on a $1,000 investment, assuming (1) shares of each Fund were purchased in the initial public offerings, (2) the operating expense ratio for each Fund (as a percentage of net assets attributable to shares) set forth in the table above remains the same each year, (3) all dividends and distributions are reinvested at net asset value and (4) a 5% annual return throughout the period.

  This table assumes no tender of shares:

                                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                              ------    -------    -------   --------
Senior Floating Rate Fund.................     $18        $56        $96       $208
Prime Rate Fund...........................     $16        $49        $84       $183
Pro Forma -- Class C Shares* (issued to
  Senior Floating Rate Fund
  shareholders)...........................     $17        $53        $91       $199
Pro Forma -- Class B Shares* (redesignated
  existing shares of Prime Rate Fund).....     $16        $48        $83       $182

---------------

* Assumes that the Reorganization had taken place on January 31, 2003.

  This table assumes tender and repurchase of shares on the last day of the EWC holding period and imposition of the maximum applicable EWC:

                                              1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                              ------    -------    -------   --------
Senior Floating Rate Fund.................     $28        $56        $96       $208
Prime Rate Fund...........................     $46        $69        $94       $183
Pro Forma -- Class C Shares* (issued to
  Senior Floating Rate Fund
  shareholders)...........................     $27        $53        $91       $199
Pro Forma -- Class B Shares* (redesignated
  existing shares of Prime Rate Fund).....     $46        $68        $93       $182

---------------

* Assumes that the Reorganization had taken place on January 31, 2003.

  The fee table and example above are intended to assist investors in understanding the costs and expenses that a shareholder of each of the Funds will bear absent the Reorganization as compared to the costs and expenses that would be borne by such investors if the Reorganization is approved. This example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of this example.

DISTRIBUTIONS

  The current policy of each Fund is to pay monthly distributions to shareholders of substantially all of its net investment income. Distributions are not assured, and the amount of each monthly distribution varies. Net capital gain, if any, is generally distributed at least annually. If the Reorganization is completed, the Prime Rate Fund intends to continue to adhere to this policy with respect to its Class B Shares and Class C Shares.

DIVIDEND REINVESTMENT PLAN

  Each Fund offers a dividend reinvestment plan (the "Dividend Reinvestment Plan") under which shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in additional shares purchased at net asset value. Shareholders receive their distributions in cash unless they elect to participate in the Dividend Reinvestment Plan. If the Reorganization is completed, the Prime Rate Fund intends to continue to maintain the same Dividend Reinvestment Plan with respect to its Class B Shares and Class C Shares.

CAPITAL SHARES AND CAPITALIZATION

  Each Fund currently has outstanding only one class of common shares of beneficial interest, par value $0.01 per share. The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Trustees. In connection with the Reorganization, the Board of Trustees of the Prime Rate Fund has approved the redesignation of the Prime Rate Fund's existing shares as Class B Shares and the creation of a new class of Class C Shares.

  The following table sets forth as of January 31, 2003 (i) the capitalization of the Senior Floating Rate Fund, (ii) the capitalization of the Prime Rate Fund, (iii) the pro forma capitalization of the Prime Rate Fund as adjusted to give effect to the Reorganization as if the Reorganization had occurred on such date, (iv) the authorized and outstanding shares of each Fund and (v) the authorized and outstanding shares of the Prime Rate Fund as adjusted to give effect to the Reorganization as if the Reorganization had occurred on such date.

               CAPITALIZATION AS OF JANUARY 31, 2003 (UNAUDITED)

                                                Actual                Pro Forma
                                     -----------------------------    ----------
                                     PRIME RATE    SENIOR FLOATING    PRIME RATE
                                       FUND*          RATE FUND         FUND**
                                     ----------    ---------------    ----------
Net Assets (in thousands)........    $2,021,749        $296,311       $2,317,630
Shares Authorized
  Prime Rate Fund/Class B
    Shares.......................     Unlimited                        Unlimited
  Senior Floating Rate Fund/
    Class C Shares...............                     Unlimited        Unlimited
Shares Outstanding (in thousands)
  Prime Rate Fund/Class B
    Shares.......................       260,652                          260,652
  Senior Floating Rate Fund/
    Class C Shares...............                        40,036+          38,150+
Net Asset Value Per Share
  Prime Rate Fund/Class B
    Shares.......................         $7.76                            $7.76
  Senior Floating Rate Fund/
    Class C Shares...............                         $7.40+           $7.76+

---------------

 * The Prime Rate Fund commenced a tender offer on March 14, 2003 for up to 52,239,456 of its shares at the net asset value per share calculated on the day the tender offer expires (currently scheduled as April 11, 2003). If the maximum number of shares is tendered, the aggregate maximum purchase price to be paid for the shares would be approximately $403 million.

** The pro forma net assets, shares outstanding and net asset value per share reflect the payment of Reorganization expenses of approximately $430,000 allocated between the Funds in proportion to their projected declines in total operating expenses. It is not anticipated that the Prime Rate Fund will sell any securities of the Senior Floating Rate Fund acquired in the Reorganization other than in the ordinary course of business.

 + The aggregate value of the Class C Shares that a Senior Floating Rate Fund shareholder receives in the Reorganization will equal the aggregate value of the Senior Floating Rate Fund shares owned immediately prior to the Reorganization less certain reorganization costs borne by the Senior Floating Rate Fund.

FEDERAL INCOME TAX RULES APPLICABLE TO THE FUNDS AND THEIR SHAREHOLDERS

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a Senior Floating Rate Fund shareholder would not recognize any gain or loss upon the receipt solely of Class C Shares of the Prime Rate Fund in connection with the Reorganization. In addition, the Senior Floating Rate Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the Class C Shares.

                                  RISK FACTORS

  This section describes the risks inherent in investing in the Funds. Since the Senior Floating Rate Fund and the Prime Rate Fund, under normal market conditions both invest substantially all of their assets in Senior Loans, the risks inherent in such investments apply to each of the existing Senior Floating Rate and Prime Rate Funds as well as to the Prime Rate Fund after the Reorganization is completed and the newly combined fund is renamed the Van Kampen Senior Loan Fund (the "Combined Fund"). Unless otherwise noted, references in this section to a "Fund" apply equally to the Senior Floating Rate Fund, the Prime Rate Fund and the Combined Fund.

NO TRADING MARKET FOR SHARES

  The Fund is a closed-end investment company designed primarily for long-term investors. The Fund does not intend to list its shares for trading on any national securities exchange, and there is not expected to be any secondary trading market in the shares. As such, the shares are illiquid. In the event that the Fund's Board of Trustees does not authorize the repurchase of shares, shareholders will not be able to otherwise sell their shares. Even if the Fund does make repurchases, there is no guarantee that shareholders will be able to sell to the Fund all of the shares that they desire to sell at any particular time.

SENIOR LOANS

  There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Instead, the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund will have no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. The substantial portion of the Fund's assets to be invested in Senior Loans may restrict its ability to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and its shareholders. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value per share. Illiquid securities are also difficult to value. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers, thereby increasing the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected. Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. Should an Agent or a Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an original Lender or has purchased an assignment, any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in such person's estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans.

BORROWER CREDIT RISK

  Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value. The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers in highly leveraged transactions or that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade (and are often referred to as "junk securities"). More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. See Exhibit I -- "Senior Loan Rating Information." The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative. Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Adviser's credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the Lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

  The following table sets forth as of January 31, 2003 the number of Senior Loans of Borrowers that were subject to protection under the federal bankruptcy laws held by each Fund and, on a pro forma basis, the Combined Fund, as well as the percentage of net assets of each Fund and the Combined Fund such Senior Loans represent:

                                               Actual              Pro Forma
                                    ----------------------------   ---------
                                    SENIOR FLOATING   PRIME RATE   COMBINED
                                       RATE FUND         FUND        FUND
                                    ---------------   ----------   ---------
Senior Loans of Borrowers Subject
  to Federal Bankruptcy
  Protection......................          5             19           19
Percentage of Net Assets Such
  Senior Loans Represent..........        3.2%           5.8%         5.4%

  There is no assurance that the Fund will be able to recover any amount on Senior Loans of such Borrowers. In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

INVESTMENT IN NON-U.S. ISSUERS

  The Fund may invest up to 20% of its total assets, measured at the time of investment, in U.S. dollar denominated Senior Loans to Borrowers that are organized or located in countries other than the United States. Although the Senior Loans will require payment of interest and principal in U.S. dollars, these Borrowers may have significant non-U.S. dollar revenues. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

WARRANTS, EQUITY SECURITIES AND JUNIOR DEBT SECURITIES

  Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund's net asset value.

PARTICIPATIONS

  The Fund may purchase participations ("Participation(s)") in Senior Loans. Under a Participation, the Fund generally has rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan. As of January 31, 2003, investments in participations amounted to less than 1% of net assets of the Senior Floating Rate Fund, the Prime Rate Fund and, on a pro forma basis, the Combined Fund.

FUND BORROWINGS

  The Fund is authorized to borrow money in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed) to finance repurchases of shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of shares in certain circumstances. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to shareholders. Borrowings may also result in greater volatility in the Fund's net asset value and an inability of the Fund to make certain dividend or other distributions to shareholders could adversely impact the Fund's federal income tax status as a regulated investment company. The Fund will not use borrowings for investment leverage purposes. Accordingly, the Fund will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets (including the amount borrowed).

NON-DIVERSIFIED STATUS

  The Fund is a "non-diversified" investment company. This means that it may invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower and Participations purchased from a single Lender. Although the Fund does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower, it may invest more than 5% of its assets in Participations purchased from a single Lender. If the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more at risk to any single corporate, economic, political or regulatory event that impacts one or more of those issuers.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement (attached as Appendix A to the Reorganization Statement of Additional Information), the Senior Floating Rate Fund will transfer all of its assets and liabilities to the Prime Rate Fund in exchange for Class C Shares of the Prime Rate Fund. The number of Class C Shares issued to the Senior Floating Rate Fund will have an aggregate value equal to the aggregate value of the Senior Floating Rate Fund shares immediately prior to the Reorganization less certain reorganization costs borne by the Senior Floating Rate Fund. Upon receipt by the Senior Floating Rate Fund of the Class C Shares, the Senior Floating Rate Fund will distribute the shares to Senior Floating Rate Fund shareholders. Then, as soon as practicable after the date that the Reorganization takes place (the "Exchange Date"), the Senior Floating Rate Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Senior Floating Rate Fund will distribute the Class C Shares it receives pro rata to Senior Floating Rate Fund shareholders of record in exchange for their shares in the Senior Floating Rate Fund. This distribution will be accomplished by opening new accounts on the books of the Prime Rate Fund in the names of the Senior Floating Rate Fund shareholders and transferring to those shareholder accounts the Class C Shares previously credited on those books to the accounts of the Senior Floating Rate Fund. Each newly-opened account on the books of the Prime Rate Fund for the previous Senior Floating Rate Fund shareholders will represent the respective pro rata number of Class C Shares due such shareholder.

  The Reorganization will result in no dilution of net asset value of the Class C Shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganization, a shareholder of either of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.

  No sales charge or fee of any kind will be charged to Senior Floating Rate Fund shareholders in connection with their receipt of Class C Shares in the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the material terms of the Reorganization Agreement. Shareholders will find a copy of the Reorganization Agreement attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued on the business day prior to the Exchange Date (the "Valuation Date"). The valuation procedures are the same for each Fund. For the purpose of determining the net asset value of a share of each Fund, the value of portfolio investments held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of the Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Valuation Date. In determining net asset value on the Valuation Date, each Fund will determine its net asset value as set forth below under "Other Information About the Senior Floating Rate Fund and the Prime Rate Fund -- Net Asset Value."

  EXPENSES. The Senior Floating Rate Fund and the Prime Rate Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Proxy Statement/Prospectus; legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither Fund will pay any expenses of its respective shareholders arising out of or in connection with the Reorganization.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Senior Floating Rate Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either
Fund) prior to the Exchange Date, or the Exchange Date may be postponed (i) by mutual consent of the Boards of Trustees of the Funds or (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable thereafter.

REASONS FOR THE REORGANIZATION

  The Board of Trustees of the Senior Floating Rate Fund, based upon its evaluation of all relevant information, has determined that the Reorganization will benefit Senior Floating Rate Fund shareholders in several ways. By eliminating the unnecessary duplication of costs of operating separate funds, the total operating expenses of the Class C Shares should decline relative to the existing shares of the Senior Floating Rate Fund. Moreover, by combining the assets of the Funds, diversification of assets will increase relative to the Senior Floating Rate Fund. After considering these benefits as well as the risks and costs of the Reorganization, the Board of Trustees of the Senior Floating Rate Fund recommends that Senior Floating Rate Fund shareholders vote for the proposed Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Senior Floating Rate Fund as capital assets for federal income tax purposes. This summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No advance ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Senior Floating Rate Fund and the Prime Rate Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Funds ("Skadden Arps"), dated as of the closing date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

    - No gain or loss will be recognized by the Senior Floating Rate Fund or the Prime Rate Fund upon the transfer of the assets of the Senior Floating Rate Fund to the Prime Rate Fund in exchange solely for Class C Shares of the Prime Rate Fund and the assumption by the Prime Rate Fund of the liabilities of the Senior Floating Rate Fund, and the subsequent liquidation of the Senior Floating Rate Fund.

    - No gain or loss will be recognized by a shareholder of the Senior Floating Rate Fund who exchanges all of his, her or its shares of the Senior Floating Rate Fund solely for Class C Shares of the Prime Rate Fund pursuant to the Reorganization.

    - The aggregate tax basis of the Class C Shares received by a Senior Floating Rate Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Senior Floating Rate Fund shares surrendered in exchange therefor.

    - The holding period of the Class C Shares received by a Senior Floating Rate Fund shareholder pursuant to the Reorganization will include the holding period of the shares of the Senior Floating Rate Fund surrendered in exchange therefor.

    - The Prime Rate Fund's tax basis in the Senior Floating Rate Fund's assets received by the Prime Rate Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Senior Floating Rate Fund immediately prior to the Reorganization, and the Prime Rate Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Senior Floating Rate Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Exchange Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Prime Rate Fund and the Senior Floating Rate Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Prime Rate Fund intends to continue to be taxed under the rules applicable to registered investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Senior Floating Rate Fund and its shareholders.

SHAREHOLDER APPROVAL

  Under the Declaration of Trust of the Senior Floating Rate Fund (as amended to date) and relevant Massachusetts law, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders representing more than 50% of the outstanding shares of the Senior Floating Rate Fund.

 OTHER INFORMATION ABOUT THE SENIOR FLOATING RATE FUND AND THE PRIME RATE FUND FINANCIAL HIGHLIGHTS

  SENIOR FLOATING RATE FUND FINANCIAL HIGHLIGHTS. The following schedule presents financial highlights for one common share of the Senior Floating Rate Fund outstanding throughout the periods indicated. The financial highlights for the six-month period ended January 31, 2003 are unaudited. The financial highlights for the fiscal years ended July 31, 2002, 2001 and 2000 have been audited by Deloitte & Touche LLP, independent auditors, whose report along with the Senior Floating

Rate Fund's most recent financial statements appears in Appendix C to the Reorganization Statement of Additional Information. The financial highlights for the fiscal years ended July 31, 1999 and for the fiscal period March 27, 1998 to July 31, 1998 were audited by the Senior Floating Rate Fund's former independent auditors. These financial highlights should be read in conjunction with the financial statements and related notes included in the Reorganization Statement of Additional Information.

                                                                                                               MARCH 27, 1998
                                                   SIX MONTHS          FISCAL YEAR ENDED JULY 31,             (COMMENCEMENT OF
                                                      ENDED       -------------------------------------    INVESTMENT OPERATIONS)
                                                  JAN. 31, 2003    2002     2001      2000       1999         TO JULY 31, 1998
                                                  -------------    ----     ----      ----       ----      ----------------------
Net Asset Value, Beginning of Period............     $ 7.75       $ 8.49   $ 9.58   $  10.09   $  10.04           $  10.00
                                                     ------       ------   ------   --------   --------           --------
 Net Investment Income..........................        .15          .41      .75        .72        .65                .21
 Net Realized and Unrealized Gain/Loss..........       (.33)        (.75)   (1.07)      (.50)       .04                .04
                                                     ------       ------   ------   --------   --------           --------
Total from Investment Operations................       (.18)        (.34)    (.32)       .22        .69                .25
                                                     ------       ------   ------   --------   --------           --------
Less:
 Distributions from Net Investment Income.......        .17          .39      .74        .72        .64                .21
 Distributions from Net Realized Gain...........        -0-          -0-      .03        .01        -0-                -0-
 Return of Capital Distribution.................        -0-          .01      -0-        -0-        -0-                -0-
                                                     ------       ------   ------   --------   --------           --------
Total Distributions.............................        .17          .40      .77        .73        .64                .21
                                                     ======       ======   ======   ========   ========           ========
Net Asset Value, End of Period..................     $ 7.40       $ 7.75   $ 8.49   $   9.58   $  10.09           $  10.04
                                                     ------       ------   ------   --------   --------           --------
Total Return*(a)................................     -2.31%**     -4.06%   -3.59%      2.27%      7.09%              2.52%**
Net Assets at End of Period (in millions).......     $296.3       $373.9   $682.6   $1,457.6   $1,472.0           $  411.4
Ratio of Expenses to Average Net Assets*........      1.77%        1.67%    1.69%      1.64%      1.60%              1.70%
Ratio of Net Investment Income to Average Net
 Assets*........................................      3.88%        5.05%    8.07%      7.37%      6.66%              6.33%
Portfolio Turnover(b)...........................        26%**        42%      25%        54%        23%                 4%**
----------------
 * If certain expenses had not been voluntarily assumed by the Adviser, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets......        N/A          N/A      N/A        N/A      1.61%              1.92%
   Ratio of Net Investment Income to Average Net
   Assets.......................................        N/A          N/A      N/A        N/A      6.65%              6.11%

** Non-Annualized

N/A = Not Applicable

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 1% imposed on most shares accepted by the Fund for repurchase that have been held for less than one year. If the early withdrawal charge were included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate Senior Loan interests.

  PRIME RATE FUND FINANCIAL HIGHLIGHTS. The following schedule presents financial highlights for one common share of the Prime Rate Fund outstanding throughout the periods indicated. The financial highlights for the six-month period ended January 31, 2003 are unaudited. The financial highlights for the fiscal years ended July 31, 2002, 2001 and 2000 have been audited by Deloitte & Touche LLP, independent auditors, whose report along with the Prime Rate Fund's most recent financial statements appears in Appendix B to the Reorganization Statement of Additional Information. The financial highlights for the fiscal year ended July 31, 1999 and for each prior fiscal year were audited by the Prime Rate Fund's former independent auditors. These financial highlights should be read in conjunction with the financial statements and related notes included in the Reorganization Statement of Additional Information. If the Reorganization is completed, the existing shares of the Prime Rate Fund will be redesignated as Class B Shares and future reports of the Prime Rate Fund would show financial highlights for Class B Shares and Class C Shares.

                                                                     FISCAL YEAR ENDED JULY 31
                                   ---------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                        ENDED
                                   JAN. 31, 2003(C)   2002(C)    2001(C)      2000       1999       1998       1997       1996
                                   ----------------   -------    -------      ----       ----       ----       ----       ----
Net Asset Value, Beginning of
 Period...........................     $   8.09       $   8.61   $   9.50   $   9.85   $   9.98   $   9.96   $  10.00   $  10.05
                                       --------       --------   --------   --------   --------   --------   --------   --------
 Net Investment Income............          .17            .41        .66        .68        .64        .68        .70        .73
 Net Realized and Unrealized
   Gain/Loss......................         (.33)          (.55)      (.86)      (.36)      (.13)       .01       (.04)      (.03)
                                       --------       --------   --------   --------   --------   --------   --------   --------
Total from Investment
 Operations.......................         (.16)          (.14)      (.20)       .32        .51        .69        .66        .70
                                       --------       --------   --------   --------   --------   --------   --------   --------
Less:
 Distributions from Net Investment
   Income.........................          .17            .38        .69        .67        .64        .67        .70        .75
 Distributions in Excess of Net
   Investment Income..............          -0-            -0-        -0-        -0-        -0-        -0-        -0-        -0-
                                       --------       --------   --------   --------   --------   --------   --------   --------
Total Distributions...............          .17            .38        .69        .67        .64        .67        .70        .75
                                       ========       ========   ========   ========   ========   ========   ========   ========
Net Asset Value, End of Period....     $   7.76       $   8.09   $   8.61   $   9.50   $   9.85   $   9.98   $   9.96   $  10.00
                                       --------       --------   --------   --------   --------   --------   --------   --------
Total Return(a)...................       -2.11%*        -1.61%     -2.11%      3.15%      5.23%      7.22%      6.79%      7.22%
Net Assets at End of Period (in
 millions)........................     $2,021.7       $2,558.7   $3,989.7   $6,458.0   $8,136.4   $7,312.9   $6,237.0   $4,865.8
Ratio of Expenses to Average Net
 Assets...........................        1.54%          1.43%      1.43%      1.34%      1.35%      1.41%      1.42%      1.46%
Ratio of Net Investment Income to
 Average Net Assets...............        4.27%          4.85%      7.34%      6.97%      6.48%      6.81%      7.02%      7.33%
Portfolio Turnover(b).............          18%*           36%        42%        36%        44%        73%        83%        66%

                                      FISCAL YEAR ENDED JULY 31
                                    ------------------------------

                                      1995       1994       1993
                                      ----       ----       ----
Net Asset Value, Beginning of
 Period...........................  $  10.05   $  10.00   $  10.00
                                    --------   --------   --------
 Net Investment Income............       .76        .62        .60
 Net Realized and Unrealized
   Gain/Loss......................      (.00)       .01        .01
                                    --------   --------   --------
Total from Investment
 Operations.......................       .76        .63        .61
                                    --------   --------   --------
Less:
 Distributions from Net Investment
   Income.........................       .76        .58        .60
 Distributions in Excess of Net
   Investment Income..............       -0-        -0-        .01
                                    --------   --------   --------
Total Distributions...............       .76        .58        .61
                                    ========   ========   ========
Net Asset Value, End of Period....  $  10.05   $  10.05   $  10.00
                                    --------   --------   --------
Total Return(a)...................     7.82%      6.52%      6.17%
Net Assets at End of Period (in
 millions)........................  $2,530.1   $1,229.0   $  966.7
Ratio of Expenses to Average Net
 Assets...........................     1.49%      1.53%      1.53%
Ratio of Net Investment Income to
 Average Net Assets...............     7.71%      6.16%      5.96%
Portfolio Turnover(b).............       71%        74%        67%

----------------
(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges. If the early withdrawal charges were included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate Senior Loan interests.

(c) Based on average shares outstanding.

INVESTMENT POLICIES AND RISKS

  As previously noted, the Senior Floating Rate Fund and the Prime Rate Fund have the same investment objective, investment policies and risk factors. This section further describes investment policies and risks. Unless otherwise noted, references in this section to the "Fund" apply equally to the Senior Floating Rate Fund, the Prime Rate Fund and the Combined Fund.

  DESCRIPTION OF SENIOR LOANS. In normal market conditions, the Fund plans to invest at least 80% of its assets in Senior Loans. Because Senior Loans have very large minimum investments, typically $5 million or more, the Fund provides investors access to a market that normally is limited to institutional investors.

  Interest Rates and Maturity. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit rate (the "CD Rate") or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to the most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD Rate, as provided for in Loan Agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

  Interest rates on Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loan. The Fund's portfolio of Senior Loans at all times has a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

  When interest rates rise, the values of fixed income securities generally decrease. When interest rates fall, the values of fixed income securities generally increase. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's net asset value caused by changes in interest rates. The Fund expects the values of its Senior Loan investments to fluctuate less than the values of fixed rate, longer-term income securities in response to the changes in interest rates. Changes in interest rates can, however, cause some fluctuation in the Fund's net asset value.

  The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that reinvestment by the Fund in Senior Loans after prepayment should not result in a significant reduction in the interest payable to the Fund. Fees received by the Fund may even enhance the Fund's income. See "-- The Senior Loan Process" below.

  Protective Provisions of Senior Loans. Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. These Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises, and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the Borrower. In some cases, a collateralized Senior Loan may be secured only by stock of the Borrower or its subsidiaries. The Loan Agreement may or may not require the Borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the Loan Agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by specific collateral. Such unsecured Senior Loans involve a greater risk of loss.

  Senior Loans also have contractual terms designed to protect Lenders. Loan Agreements often include restrictive covenants that limit the activities of the Borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.

  Borrowers. Borrowers operate in a variety of industries and geographic regions. The Fund does not intend to invest more than 5% of its total assets in Senior Loans of a single Borrower. In addition, the Fund will not invest more than 25% of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers.

  The Fund may, however, invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers. These Senior Loans must be U.S. dollar denominated and pay principal and interest in U.S. dollars. Investing in Senior Loans of non-U.S. Borrowers involves special risks. See "Risk Factors -- Investment in Non-U.S. Issuers."

  The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on Borrower's assets while common stock has the most junior claim. The proceeds of Senior Loans that the Fund will purchase usually will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases and debt refinancings, and, to a lesser extent, for general operating and other purposes.

  The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of Borrowers.

  The Fund generally invests in a Senior Loan if, in the Adviser's judgment, the Borrower can meet its payment obligations. The Adviser performs its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent or other Lenders. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Fund generally acquires a collateralized Senior Loan if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a Borrower on an ongoing basis for as long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. Investors should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Risk
Factors -- Borrower Credit Risk."

  The Adviser generally relies on its own credit analyses of Borrowers and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan may not be rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality.

  THE SENIOR LOAN PROCESS. Senior Loans generally are negotiated between a Borrower and several Lenders represented by one or more Lenders acting as Agent of all the Lenders. The Agent is responsible for negotiating the Loan Agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

  The Agent generally is required to administer and manage the Senior Loan on behalf of other Lenders. When evaluating Senior Loans, the Adviser may consider, and may rely in part on, analysis performed by the Agent and other Lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans. As to collateralized Senior Loans, the Agent usually is required to monitor the collateral. The Agent may rely on independent appraisals of specific collateral. The Agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The Agent generally is also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

  The Fund normally relies on the Agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from whom the Fund has purchased a participation) of any adverse change in the Borrower's financial condition. The Fund acts as a Lender with respect to a syndicated Senior Loan only where the Agent at the time of investment has outstanding debt or deposit obligations rated investment grade by a rating agency or determined by the Adviser to be of comparable quality. A rating agency's top four major rating categories generally are considered to be investment grade. For a description of rating categories, see

Exhibit I. The lowest tier of investment grade rating is considered to have speculative characteristics. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Risk Factors -- Senior Loans."

  The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated. Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment (as defined below). Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation, depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee to the Lender selling the Assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

  The Fund may have obligations under a Loan Agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if, as a result of such purchase, all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth in the Fund's investment restrictions.

  TYPES OF SENIOR LOAN INVESTMENTS. The Fund may act as one of the group of Lenders originating a Senior Loan (an "Original Lender"), may purchase assignments or novations ("Assignments") of portions of Senior Loans from third parties, and may invest in Participations in Senior Loans. Senior Loans also include certain foreign debt obligations that are in the form of notes rather than Loan Agreements and certain structured notes with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such notes. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

  Original Lender. When the Fund acts as an Original Lender it may participate in structuring the Senior Loan. When the Fund is an Original Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the Borrower, frequently require the unanimous vote or consent of all Lenders affected. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan.

  Assignments. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Participations. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the Lender selling the Participation and not with the Borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of such payments from the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender.

  The Fund has taken the following measures in an effort to minimize these risks. The Fund will only acquire Participations if the Lender selling the Participation and any other persons positioned between the Fund and the Lender
(i) has, at the time of investment, outstanding debt or deposit obligations rated investment grade by a rating agency or that are determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

  The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a Participation in a

Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

  OTHER SENIOR DEBT SECURITIES. The Fund may invest up to 5% of its total assets in certain senior debt securities that are in the form of notes rather than Loan Agreements. The Fund expects to purchase these senior debt securities only in the case of non-U.S. Borrowers. The Fund will only purchase senior debt securities if (i) the senior debt securities represent the only form of senior debt financing of the Borrower or (ii) the senior debt securities are pari passu in the capital structure with other Senior Loans of a Borrower and the Adviser determines that the terms, conditions, covenants and collateral package of the senior debt securities are substantially similar, or more favorable to the Fund, compared to the other Senior Loans of such Borrower. There may be no person performing the role of the Agent for senior debt securities. As a result, the Fund may be more dependent on the ability of the Adviser to monitor and administer these Senior Loans. Senior debt securities will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its total assets in Senior Loans.

  The Fund also may invest up to 5% of its total assets in structured notes. A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more Senior Loans referenced in such notes. Generally, investments in structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investment(s) (such as Senior Loan interests) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investment(s) or referencing an indicator related to such investment(s). The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured note. Structured notes where the rate of return is determined by reference to a Senior Loan will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its assets in Senior Loans.

  OTHER IMPORTANT INVESTMENT POLICIES. The following represent other important investment policies of the Fund.

  Warrants, Equity Securities and Junior Debt Securities. The Fund may invest up to 20% of its total asset in warrants, equity securities and junior debt securities acquired in connection with the acquisition, restructuring or disposition of Senior Loans. The Fund also may convert a warrant into the underlying security. Although the Fund generally will acquire interests in warrants, equity and junior debt securities only when the Adviser believes that the value being given by the Fund is substantially outweighed by the potential value of such interests, investment in warrants, equity and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans including the potential for increasing fluctuations in the Fund's net asset value. Any warrants, equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's total assets that normally will be invested in Senior Loans.

  High Quality, Short-Term Debt Securities. During normal market conditions, the Fund may invest up to 20% of its total assets in high quality, short-term debt securities with remaining maturities of one year or less. These may include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and such high quality, short-term debt securities.

  Interest Rate and Other Hedging Transactions. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. The Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the Fund's portfolio or obligations incurred by the Fund. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions. The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio the Borrower to which has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund. In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payer or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged. The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates in incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor. Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased. New financial products continue to be developed and the Fund may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

  Lending of Portfolio Holdings. The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Fund would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Fund would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Fund could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, risks of delay in recovery or even loss of rights in the collateral exist should the borrower of the financial instruments fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund. There will be no specific limitation as to the percentage of the Fund's assets which the Fund may lend.

  "When Issued" and "Delayed Delivery" Transactions. The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income will accrue to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions will be subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund will rely on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. There will be no specific limitation as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund will buy securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions will afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund would be unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral will be at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. There will be no specific limitation as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain, in a segregated account with its custodian, cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require either that securities sold by the Fund under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund would be obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the Fund's restrictions on borrowing. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

THE ADVISER

  Subject to the authority of the Board of Trustees of the respective Fund, the Adviser and the respective Fund's officers supervise and implement the Fund's investment activities and are responsible for overall management of the respective Fund's business affairs. The investment advisory agreements (the "Advisory Agreements") between the Adviser and the respective Fund (each Advisory Agreement for the respective Fund follows the same form) require the Adviser to supply investment research and portfolio management. The Adviser's responsibilities include, but are not limited to:

    - selecting which securities the respective Fund should purchase, hold or sell,

    - choosing the brokers through which the respective Fund will execute its portfolio transactions,

    -  furnishing offices, necessary facilities and equipment and

    - permitting its officers and employees to serve without compensation as Trustees and officers of the respective Fund.

  For the services provided by the Adviser under each Advisory Agreement, each Fund pays the Adviser an annualized fee (accrued daily and paid monthly) equal to the percentage of the respective Fund's average net assets as shown in the table below.

AVERAGE DAILY NET ASSETS                         PERCENT PER ANNUM
------------------------                         -----------------
First $4.0 Billion.............................       0.950%
Next $3.5 Billion..............................       0.900%
Next $2.5 Billion..............................       0.875%
Over $10.0 Billion.............................       0.850%

  The advisory fee is higher than the fees paid by most management investment companies, although it is comparable to the fees paid by several publicly offered, closed-end management investment companies with investment objectives and policies similar to those of the Funds. The Adviser may in its sole discretion from time to time waive all or a portion of the investment advisory fee or reimburse a Fund for all or a portion of its other expenses.

  If the Reorganization is completed, the Combined Fund will pay the Adviser at the rate set forth in the fee schedule above applied to the average daily net assets of the Combined Fund.

  LITIGATION INVOLVING THE ADVISER. On September 28, 2001 and October 11, 2001, separate complaints seeking an unspecified amount of damages were filed in the United States District Court for the Northern District of Illinois, each by a Prime Rate Fund shareholder against the Prime Rate Fund and certain of its trustees and officers, the Adviser and the Distributor. The respective complaints, framed as class actions, allege misstatements and omissions in the Prime Rate Fund's registration statements in violation of the federal securities laws. The separate complaints were consolidated on or about December 15, 2001, and the class was certified on or about August 26, 2002. The consolidated class action is entitled Abrams et al. v. Van Kampen Funds, Inc. et al., No. 01 C 7538 (N.D. Ill. Hart, J.). The Adviser does not believe such litigation will have a material adverse affect on the Combined Fund or the Adviser's ability to render services to such Fund.

DIVIDEND REINVESTMENT PLAN

  Each Fund has a Dividend Reinvestment Plan for its existing shares. If the Reorganization is completed, the Prime Rate Fund intends to maintain the same Dividend Reinvestment Plan with respect to its Class B Shares and Class C Shares. Pursuant to the Dividend Reinvestment Plan, a shareholder may choose to have his or her dividend and capital gain distributions reinvested in additional shares at net asset value (without a sales charge). If a shareholder does not make this election, all distributions will be made in cash. A shareholder may withdraw from the Dividend Reinvestment Plan at any time by contacting State Street Bank and Trust

Company (the "Plan Agent") at the address or telephone number listed below. A shareholder's withdrawal will become effective for dividends and declarations that occur after, and have a record date of at least ten days after, the Plan Agent's receipt of the notice to withdraw from the Dividend Reinvestment Plan.

  All correspondence concerning the Dividend Reinvestment Plan should be directed to State Street Bank and Trust Company, c/o Client Relations, P.O. Box 947, Jersey City, NJ 07303-0947. Shareholders may call 1-800-231-2808 if they have questions regarding the Dividend Reinvestment Plan.

  DIVIDEND DIVERSIFICATION. A shareholder may, by calling Client Relations at 1-800-231-2808 (TDD users may call 1-800-421-2833), elect to have all dividends and other distributions paid on shares invested into shares of certain mutual funds advised by the Adviser or its affiliates, so long as a pre-existing account for such shares exists for the shareholder. A shareholder may call the phone numbers shown above to obtain a list of the mutual funds available and to request current prospectuses.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the distribution payment date. Purchases may be made only if shares of the selected fund are available for sale in the investor's state.

REPURCHASE OF SHARES

  The Board of Trustees of each Fund currently intends, each quarter, to consider authorizing the Fund to repurchase shares through a tender offer for all or a portion of the Fund's then outstanding shares. Such repurchases would be made at the net asset value of the shares on the expiration date of the tender offer. Currently, management of the Funds expects to recommend that the Board of Trustees approve such repurchases quarterly. If the Reorganization is completed, the Prime Rate Fund intends to continue to adhere to this policy for its Class B Shares and Class C Shares.

  Although tender offers, if undertaken and completed, provide some liquidity for holders of the shares, there is no assurance that tender offers will in fact be undertaken or completed or, if completed, that they will provide sufficient liquidity for all shareholders who may desire to sell their shares. As such, investment in the shares should be considered illiquid. As of the date of this Proxy Statement/ Prospectus, each Fund has commenced and consummated tender offers in each quarter since its commencement of investment operations. An EWC payable to the Distributor is imposed on most shares accepted for tender by the Fund which have been held for less than the EWC holding period applicable to such shares, as described below under "--Early Withdrawal Charge."

  Although the Board of Trustees believes that tender offers for shares generally increase the liquidity of the shares, the repurchase of shares by each Fund (and the Combined Fund if the Reorganization is completed) decreases the total assets of the respective Fund and, therefore, increases the respective Fund's expense ratio. Because of the nature of each Fund's portfolio, the Adviser anticipates that the Fund may experience difficulty in disposing of portfolio securities in order to consummate tender offers for the shares. As a result, a Fund may be required to increase the amount of its portfolio invested in cash or short-term investments in anticipation of tender offers or borrow money in order to finance repurchases. Cash and short-term investments generally produce a lower return than investments in Senior Loans, and borrowing involves costs and expenses.

  If a tender offer is made, the Trustees' generally announced policy, which may be changed by the Trustees, is that a Fund cannot accept tenders if (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Fund; (2) such transactions, if consummated, would (a) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's taxable income to be taxed at the Fund level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market,
(c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States or New York State, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, a significant change in armed hostilities or other international or national calamity directly or indirectly involving the United States since the commencement of the tender offer or (f) other event or condition which would have a material adverse effect on the Fund or the holders of its shares if shares were repurchased. The Trustees may modify these conditions in light of experience. Any tender offer made by a Fund for its shares will be at a price equal to the net asset value of that class of shares determined at the close of business on the day the offer ends.

  Each Fund's Declaration of Trust authorizes the respective Fund, without prior approval of the holders of shares, to borrow money in an amount up to 33 1/3% of the Fund's total assets, for the purpose of, among other things, obtaining short-term credits in connection with tender offers by the Fund for shares. In this connection, a Fund may issue notes or other evidence of indebtedness or secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. Under the requirements of the 1940 Act, a Fund, immediately after any such borrowing, must have "asset coverage" of at least 300%. With respect to any such borrowing, asset coverage means the ratio which the value of the total assets of a Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing by the Fund. The rights of lenders to a Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to shareholders in certain circumstances. Further, the terms of any such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair a Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of such Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to the shareholders. The Funds do not intend to use borrowings for long-term financial leverage purposes. Accordingly, neither Fund will purchase additional portfolio securities at any time that borrowings, including the Fund's commitments, pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

  The Funds have entered into a Fifth Amendment and Restatement of Credit Agreement, dated as of November 8, 2002 (the "Credit Agreement"), among the Funds, as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America, N.A. ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a joint credit facility of up to $400,000,000 to the Funds, which is not secured by the assets of the Funds or other collateral. This credit facility can provide the Funds with additional liquidity to meet their obligations to purchase shares pursuant to any tender offer. If the Reorganization is completed, it is anticipated that the Prime Rate Fund will remain as the sole borrower party to the Credit Agreement. The credit facility provided pursuant to the Credit Agreement will terminate on November 7, 2003, unless extended by its terms.

  Should a Fund determine to make a tender offer for its shares, the Fund will provide notice describing the tender offer. The notice and related tender offer documents will contain information shareholders should consider in deciding whether to tender their shares, including instructions on how to tender shares. Information concerning the purchase price to be paid by the Fund and the manner in which shareholders may ascertain net asset value during the pendency of a tender offer will also be set forth in the notice. A Fund will purchase shares tendered in accordance with the terms of the offer unless it determines to terminate the offer. Costs associated with the tender will be charged against capital.

  Upon the death of a shareholder, the Distributor will waive any EWC applicable to the first $100,000 worth of such shareholder's shares repurchased pursuant to a tender offer commenced within one year of such holder's death; provided that the Fund's transfer agent has received, on the Distributor's behalf, proper notice of the death of such holder. For this purpose, the transfer agent will be deemed to have received proper notice of such holder's death upon its receipt of
(i) a duly executed Letter of Transmittal duly submitted in connection with a tender offer, (ii) a written request for waiver of the EWC, in form satisfactory to the transfer agent, signed by the shareholder's duly authorized representative or surviving tenant, (iii) appropriate evidence of death and (iv) appropriate evidence of the authority of the representative of the deceased holder or surviving tenant. Shares held in joint tenancy or tenancy in common will be deemed to be held by a single shareholder (which may be either tenant in the case of joint tenancy) and the death of any such tenant will be deemed to be the death of such shareholder. Information concerning the waiver of the EWC may be obtained by contacting the Funds.

  The Prime Rate Fund commenced a tender offer on March 14, 2003 for up to 52,239,456 of its shares at the net asset value per share calculated on the day the tender offer expires (currently scheduled as April 11, 2003). If the maximum number of shares is tendered, the aggregate maximum purchase price to be paid for the shares would be approximately $403 million.

  EARLY WITHDRAWAL CHARGE. An EWC designed to recover offering expenses is charged in connection with most shares held for less than the applicable EWC holding period for such shares which are accepted by a Fund for repurchase pursuant to tender offers. The EWC is imposed on a number of shares accepted for cash tender from a record shareholder the value of which exceeds the aggregate value at the time the tender is accepted of (a) all shares owned by such shareholder that were purchased more than the applicable EWC holding period for such shares prior to such acceptance, (b) all shares owned by such shareholder that were acquired through reinvestment of distributions and (c) the increase, if any, in value of all other shares owned by such shareholder (namely those purchased within the applicable EWC holding period for such shares preceding the acceptance) over the purchase price of such shares. The EWC is paid to the Distributor. In determining whether an EWC is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of shares.

  The Senior Floating Rate Fund imposes an EWC of 1.00% on most shares it accepts for repurchase which have been held for less than one year. If the Reorganization is completed, Senior Floating Rate Fund shareholders will not be assessed an EWC at the time of the Reorganization, although the Class C Shares they receive in the Reorganization will be subject to the same EWC schedule (i.e., 1.00% for withdrawal within the first year), with the holding period for Class C

Shares based on the date the shareholder originally acquired his or her shares of the Senior Floating Rate Fund.

  The Prime Rate Fund imposes an EWC of 3.00% on most shares it accepts for repurchase within the first year after purchase, declining over time to 0.00% after the fifth year that a shareholder owns his or her shares. The Reorganization will not affect the EWC schedule for existing shares of the Prime Rate Fund, which will be redesignated in the Reorganization as Class B Shares.

  EXCHANGES. Shareholders of a Fund whose shares are repurchased may exchange their shares for shares of an equivalent class of certain open-end investment companies ("VK Funds") distributed by Van Kampen Funds Inc. which have a contingent deferred sales charge. Existing Senior Floating Rate Fund shares currently may be exchanged for Class C Shares of VK Funds, while existing Prime Rate Fund shares currently may be exchanged for Class B Shares of VK Funds. If the Reorganization is completed, Senior Floating Rate Fund shareholders receiving Class C Shares will continue to be able to exchange for Class C Shares of VK Funds while the Prime Rate Fund shareholders holding the redesignated Class B Shares will continue to be able to exchange for Class B Shares of VK Funds. Exchanges are at relative net asset value, without the imposition of any front end sales charge. The EWC is waived for shares tendered in exchange for shares of an equivalent class of a VK Fund; however, shares of such VK Fund become subject to a contingent deferred sales charge schedule equivalent to the EWC schedule for the shares of the tendering Fund. Thus, shares of the VK Fund acquired in an exchange may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Fund. For the purpose of calculating the applicable contingent deferred sales charge, the purchase of shares of such VK Fund will be deemed to have occurred at the time of the initial purchase of shares of the tendering Fund.

  The prospectus of each VK Fund describes its investment objectives and policies, and shareholders should consider these objectives and policies carefully before requesting an exchange. Shareholders can obtain, without charge, a prospectus for any VK Fund by calling Client Relations at 1-800-231-2808 or by visiting the website www.vankampen.com. Tendering shareholders of a Fund may elect to exchange their shares for an equivalent class of shares of a VK Fund only if such shares are available for sale. Shareholders establishing a new share account for a VK Fund must invest the net tender proceeds from their shares of a Fund in accordance with the prospectus of such VK Fund. All exchanges are subject to applicable minimum investment requirements. An exchange is still deemed to be a tender of shares causing a taxable event and may result in a taxable gain or loss for tendering shareholders.

DATE AND FORM OF ORGANIZATION; ORGANIZATIONAL DOCUMENTS

  The Senior Floating Rate Fund and the Prime Rate Fund were organized as business trusts under the laws of Massachusetts in 1997 and 1989, respectively. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

  The organizational documents of each Fund are substantially similar. The organizational documents permit each Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per common share, which may be further subdivided into classes. While each Fund currently has only one class of shares outstanding, if the Reorganization is completed, the existing shares of the Prime Rate Fund will be redesignated as Class B Shares and the existing shareholders of the Senior Floating Rate Fund will receive newly-created Class C Shares of the Prime Rate Fund.

  Each share of a Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Shareholders are entitled to the payment of dividends when, as and if declared by the Board of Trustees. The terms of any borrowings may limit the payment of dividends to shareholders. Each share of a Fund is entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Fund's Declaration of Trust. Separate votes may be taken by each class of shares of a Fund on matters affecting an individual class of shares; for example, voting for trustees or for a change in investment policy is voted upon by all shareholders of a Fund whereas a change in a service fee for a class of shares is voted upon by shareholders of the class. Upon liquidation, a Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the shareholders. Each Fund's Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

  As a rule, neither Fund issues share certificates. However, upon written request to a Fund's transfer agent, a share certificate will be issued for any or all of the full shares credited to an investor's account. Share certificates which have been issued to an investor may be returned at any time. If, after the Exchange Date, certificates representing Senior Floating Rate Fund shares held as of the Exchange Date are presented to the Prime Rate Fund, they will be cancelled and exchanged for certificates representing the appropriate number of Class C Shares of the Prime Rate Fund.

  ANTI-TAKEOVER PROVISIONS. Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices.

  The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  Each Fund's Declaration of Trust provides that a Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the Fund's shares. The Senior Floating Rate Fund's Declaration of Trust also provides that a Trustee may be removed from office without cause by a written instrument signed by at least 80% of the remaining Trustees.

  The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust for the full text of these provisions.

  PERSONAL LIABILITY UNDER MASSACHUSETTS LAW. Each Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability will be limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Fund, the risk to the Fund's respective shareholders will be remote.

NET ASSET VALUE

  The net asset value per share of each Fund's shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities and dividing the result by the number of shares outstanding. The net asset value for each Fund is computed on each business day as of 5:00 p.m. Eastern time. Each Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  Senior Loans are valued by each Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Fund's Board of Trustees. Subject to criteria established by the Fund's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Fund's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Adviser by considering a number of factors, including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and by the Fund's Trustees. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing Senior Loan interests in the Fund's portfolio. The Fund and the Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

  It is expected that each Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term, adjustable rate nature of such instruments held by the Funds, however, each Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of traditional longer-term, fixed-income securities. In light of the senior nature of Senior Loan interests that may be included in the Funds' portfolio and taking into account the Funds' access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Funds do not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for a determination of the value of such Senior Loan interests. Accordingly, the Funds generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Funds' portfolio.

  Securities other than Senior Loans held in each Fund's portfolio (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for the securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations held by each Fund that mature in 60 days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Trustees.

  If the Reorganization is completed, the Combined Fund will calculate net asset value for Class B Shares and Class C Shares following the same policies with respect to calculation of net asset value as the separate Funds. The net asset value of Class B Shares and Class C Shares are generally expected to be substantially the same; differences between the classes' net asset value may reflect daily expense accruals and service fees costs applicable only to Class C Shares.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, Massachusetts 02110, is the custodian of each Fund and has custody of the securities and cash of each Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by each Fund. State Street Bank and Trust Company also performs certain accounting services for each Fund. Van Kampen Investor Services Inc., P.O. Box 947, Jersey City, NJ 07303-0947, is the dividend disbursing and transfer agent of the Fund. If the Reorganization is completed, State Street Bank and Trust Company will continue to serve as custodian of the Combined Fund and Van Kampen Investor Services Inc. will continue to serve as the dividend disbursing and transfer agent for the Combined Fund.

REPORTS TO SHAREHOLDERS

  The Funds are subject to certain federal law informational requirements and in accordance therewith are required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at prescribed rates at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a website at www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the SEC.

SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

SHAREHOLDERS OF THE SENIOR FLOATING RATE FUND AND THE PRIME RATE FUND

  At the close of business on April 10, 2003 there were 36,353,354.667 outstanding shares of the Senior Floating Rate Fund. As of such date, the trustees and officers of the Senior Floating Rate Fund as a group owned less than 1% of the shares of the Senior Floating Rate Fund. As of such date, no person was known by the Senior

Floating Rate Fund to own beneficially or to hold of record as much as 5% of the shares of the Senior Floating Rate Fund except as follows:

                                                             NUMBER       PERCENTAGE
SHAREHOLDER AND ADDRESS                                     OF SHARES     OF SHARES
-----------------------                                     ---------     ----------
Dean Witter Reynolds....................................  6,884,936.446    18.939%
5 World Trade Center Floor 6
New York, NY 10048-0205

  At the close of business on April 10, 2003 there were 261,807,240.733 outstanding shares of the Prime Rate Fund. As of such date, the trustees and officers of the Prime Rate Fund as a group owned less than 1% of the shares of the Prime Rate Fund. As of such date, no person was known by the Prime Rate Fund to own beneficially or to hold of record as much as 5% of the shares of the Prime Rate Fund except as follows:

                                                             NUMBER       PERCENTAGE
SHAREHOLDER AND ADDRESS                                    OF SHARES      OF SHARES
-----------------------                                    ---------      ----------
Citigroup Global Markets Inc...........................  13,700,624.699     5.233%
00109801250
Attn: Cindy Tempesta 7th Floor
333 W. 34th Street
New York, NY 10001-2402

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Funds' Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

                 GENERAL INFORMATION ABOUT THE PROXY STATEMENT

VOTING AND MEETING REQUIREMENTS

  The affirmative vote of shareholders representing a majority of the outstanding shares of the Senior Floating Rate Fund is required to approve the Reorganization Agreement. The Board of Trustees of the Senior Floating Rate Fund has fixed the close of business on April 10, 2003, as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Senior Floating Rate Fund shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. On the Record Date, the Senior Floating Rate Fund had outstanding 36,353,354.667 shares.

  Senior Floating Rate Fund shareholders may vote by returning the enclosed ballot or by appearing in person at the Meeting. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of the Senior Floating Rate Fund or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the Reorganization Agreement between the Senior Floating Rate Fund and the Prime Rate Fund.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes "FOR" a proposal. Abstentions and broker non-votes will have the same effect as votes "AGAINST" the proposal, since approval of the proposal is based on the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement/Prospectus with its enclosures. Shareholders of the Senior Floating Rate Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Van Kampen and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Senior Floating Rate Fund has retained Alamo Direct Mail Services, Inc. and D.F. King & Co., Inc., professional proxy solicitation firms, to assist with any necessary solicitation of proxies. Senior Floating Rate Fund shareholders may receive a telephone call from the professional proxy solicitation firms asking them to vote. The expenses of the Reorganization, including proxy solicitation services, estimated to be $430,000, will be paid by the Funds and allocated between them in proportion to their projected declines in total operating expenses.

INFORMATION ON APPRAISAL RIGHTS

  A Senior Floating Rate Fund shareholder who does not vote in favor of the Reorganization may have the right under Massachusetts law to object to the Reorganization and demand payment for his or her shares from the Senior Floating Rate Fund and an appraisal thereof upon compliance with the procedures specified in Sections 86 through 98 of the Massachusetts Business Corporation Law (the "Massachusetts Business Corporation Law"), which are set forth in Exhibit II hereto. A vote against the Reorganization or the execution of a proxy directing such a vote will not satisfy the requirements of those provisions. A failure to vote against the Reorganization will not constitute a waiver of such rights. The Senior Floating Rate Fund takes the position that, if available, this statutory right of appraisal may be exercised only by shareholders of record.

  Section 92 of the Massachusetts Business Corporation Law provides that, for purposes of payment to any shareholder who elects to exercise his or her statutory right of appraisal, the value of the shares of such shareholder is to be determined as of the day preceding the date of the shareholder vote approving the Reorganization Agreement. Under the terms of the Reorganization Agreement, the Prime Rate Fund will assume the obligations of the Senior Floating Rate Fund, if any, with respect to statutory rights of appraisal.

  For federal income tax purposes, dissenting shareholders obtaining payment for their shares will recognize gain or loss measured by the difference between any such payment and the tax basis for their shares. Shareholders are advised to consult their personal tax advisers as to the tax consequences of dissenting.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board of Trustees of the Senior Floating Rate Fund knows of no business other than that described in the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies on such proposals, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

  IF YOU CANNOT BE PRESENT IN PERSON AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                                       A. Thomas Smith III
                                       Vice President and Secretary

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                                                                       EXHIBIT I

                               RATING INFORMATION

MOODY'S INVESTORS SERVICE

  A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

  1. Long-Term Debt

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

  1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

  2) Notes allowing for negative coupons, or negative principal.

  3) Notes containing any provision which could obligate the investor to make any additional payments.

  Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic ranking category.

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  2. Short-Term Debt

  Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

  Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

  Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  - Leading market positions in well-established industries.

  - High rates of return on funds employed.

  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories. In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

STANDARD & POOR'S

  A Standard & Poor's ("S&P") issuer credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. This opinion may take into consideration obligors such as guarantors, insurers, or lessees.
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The credit rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  Issue credit ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation; and

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

INVESTMENT GRADE

  AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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SPECULATIVE GRADE

  Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

  C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

  D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

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  p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

  *: Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

  r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

  N.R.: Not rated.

COMMERCIAL PAPER RATING DEFINITIONS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

  A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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  B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or with drawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

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                                                                      EXHIBIT II

                     SECTIONS 86 THROUGH 98 OF CHAPTER 156B
                       OF THE MASSACHUSETTS GENERAL LAWS
                  (THE MASSACHUSETTS BUSINESS CORPORATION LAW)

SEC.SEC. 86. SECTIONS APPLICABLE TO APPRAISAL; PREREQUISITES.

  If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

SEC.SEC. 87. STATEMENT OF RIGHTS OF OBJECTING STOCKHOLDERS IN NOTICE OF MEETING; FORM.

  The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

    "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and

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    shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

SEC.SEC. 88. NOTICE OF EFFECTIVENESS OF ACTION OBJECTED TO.

  The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

SEC.SEC. 89. DEMAND FOR PAYMENT; TIME FOR PAYMENT.

  If within twenty days after the date of mailing of a notice under subsection
(e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

SEC.SEC. 90. DEMAND FOR DETERMINATION OF VALUE; BILL IN EQUITY; VENUE.

  If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

SEC.SEC. 91. PARTIES TO SUIT TO DETERMINE VALUE; SERVICE.

  If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the
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corporation has not reached agreement as to the value thereof and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

SEC.SEC. 92. DECREE DETERMINING VALUE AND ORDERING PAYMENT; VALUATION DATE.

  After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

SEC.SEC. 93. REFERENCE TO SPECIAL MASTER.

  The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

SEC.SEC. 94. NOTATION ON STOCK CERTIFICATES OF PENDENCY OF BILL.

  On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

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SEC.SEC. 95. COSTS; INTEREST.

  The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

SEC.SEC. 96. DIVIDENDS AND VOTING RIGHTS AFTER DEMAND FOR PAYMENT.

  Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

  1) A bill shall not be filed within the time provided in section ninety;

  2) A bill, if filed, shall be dismissed as to such stockholder; or

  3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

  Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

SEC.SEC. 97. STATUS OF SHARES PAID FOR.

  The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

SEC.SEC. 98. EXCLUSIVE REMEDY; EXCEPTION.

  The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this
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chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

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